CRM Long/Short	Summary Prospectus

Opportunities Fund	March 1, 2026

Institutional Shares CRIHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.crmfunds.com/funds-overview/shareholder-resources/documents. You can also get this information at no cost by calling 800-CRM-2883 or by sending an email request to prospectus@crmllc.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders for the period July 1, 2025 through October 31, 2025, are incorporated by reference into this summary prospectus.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table sets forth the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	0.16%
Remainder of Other Expenses	0.19%
Total Other Expenses	0.35%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)(2)	1.86%
Fee Waiver and Expense Reimbursement(1)	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.77%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses, exceed 1.60% of average daily net assets of Institutional Shares. This expense limitation is in effect until March 1, 2027. Prior to that date, the arrangement may be terminated only by the vote of the Board of Trustees of the Fund.

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The assets of the Fund will vary based on market conditions and other factors and may vary significantly during volatile market conditions and this in turn may cause the Fund’s expense ratios to be higher or lower than those shown in this table.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements for the time period they are in effect) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$180	$576	$997	$2,172

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period July 1, 2025 through October 31, 2025, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities. There are no limits on the market capitalizations of the companies in which the Fund may invest. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks as well as warrants on common stock of U.S. and non-U.S. companies. In applying this 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

The Fund will hold long equity securities of U.S. and non-U.S. companies that the Adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Adviser has identified as overvalued or poised for underperformance. A short sale is a transaction in which the Fund sells a stock it does not own in anticipation of a decline in the market value of the stock, and then borrows the stock to make delivery to the buyer. The Fund may engage in short sales for hedging purposes or to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative. Short selling may result in greater risk to the Fund because losses are potentially unlimited.

When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund subsequently buys back the same stock in the market and returns it to the lender. The Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. However, there can be no guarantee that this result will be achieved.

The Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The Fund may also hold cash or other short-term investments.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity.

After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

The Fund may borrow money from banks and use the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

In addition, for purposes of the Fund’s 80% investment policy, equity and equity related securities also include: (i) securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality; and (ii) derivatives, including swaps and options.

Principal Investment Risks

It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset.

Short Sales Risk. Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in the regulatory environment.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price or the factors that the Adviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the Adviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry, sector, country or region, or about market movements, is incorrect.

Derivatives Risk. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value (“NAV”) and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Borrowing or Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives or other investments, such as exchange-traded funds, that have embedded leverage. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or, as applicable, meet segregation requirements. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, natural disasters and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could erase investment gains or add to investment losses.

Focus Risk. To the extent that the Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be more sensitive to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

Portfolio Turnover Risk. If the Fund trades portfolio securities in high volumes, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser and/or their service providers (including, but not limited to, the Fund’s transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Legislation and Regulatory Risk. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year, five years and since inception, both before and after taxes, compared with those of the S&P 500® Index, which is a broad-based measure of overall market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance, or at the following telephone number: 800-CRM-2883. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns For Institutional Shares For Calendar Years Ended December 31

Calendar YTD Total Return as of December 31, 2025: (1.55)%

Best Quarter During the Period	Worst Quarter During the Period
Covered in the Bar Chart	Covered in the Bar Chart

11.08%	(12.98)%
For the quarter ended March 31, 2024	For the quarter ended December 31, 2018

			Since Inception
Average Annual Total Returns as of December 31, 2025	1 Year	5 Years	(8/16/2016)
Institutional Shares
Before Taxes	(1.55)%	4.52%	5.19%
After Taxes on Distributions	(1.55)%	3.83%	4.53%
After Taxes on Distributions and Sale of Shares	(0.92)%	3.41%	4.01%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Returns after taxes on distributions and sale of shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of shares.

Investment Adviser

Cramer Rosenthal McGlynn, LLC.

Portfolio Manager

Mimi Morris leads the team that is responsible for the day-to-day management of the Fund. Ms. Morris has served as a portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open at the Fund’s NAV next determined after receipt of your request in good order.

Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000 minimum per registered investment adviser or qualified financial intermediary. Your financial intermediary may set different minimum investments or limitations on buying or selling shares. There is no minimum amount for additional investments in the Fund.

You may purchase or redeem Fund shares by contacting your financial intermediary.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains, and it is generally a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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